[LOGO] Shawmut Bank

Commercial Promissory Grid Note                   Shawmut Bank Connecticut, N.A.

$3,000,000.00                                            Date:  December 1, 1994



     FOR VALUE RECEIVED, the undersigned, Zygo Corporation (the "Borrower"), hereby promises to pay to the order of SHAWMUT BANK CONNECTICUT, N.A. (the "Bank") at the office of the Bank at 777 Main Street, Hartford, Connecticut 06115, or at such other address as the holder hereof may designate, the principal sum of Three Million and 00/100 DOLLARS ($3,000,000.00), or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower hereunder, whichever is less, in lawful money of the United States. During the period from the date hereof until November 30, 1995 (as such date may be extended, in writing from time to time, in the Bank's sole and absolute discretion, the "Termination Date"), unless an Event of Default (as defined below) occurs, the Borrower (SELECT ONE AND COMPLETE):

     [ ] may borrow, repay and reborrow.

     [x] may borrow, repay and reborrow; provided, however, that for any period of twelve (12) consecutive months there shall be no borrowings or reborrowings and no outstanding principal under this Note for at least thirty (30) consecutive days.

     [ ] may borrow and repay; provided, however, that once any amount is repaid, such amount may NOT thereafter be reborrowed.

     The Borrower also promises to pay interest on each advance at the rate per annum of zero (-0-) percentage points above the interest rate generally announced by the Bank from time to time as its Base Rate (the "Base Rate"), and to pay all taxes levied or assessed upon said advances against any holder of this Note and to pay all costs, including attorneys' fees, costs relating to the appraisal and/or valuation of assets and all costs incurred in the collection, defense, preservation, administration, enforcement or protection of this Note or in any guaranty or endorsement of this Note, or in any litigation arising out of the transactions of which this Note or any guaranty or endorsement of this Note is a part. All payments shall be applied first to the payment of interest on the unpaid principal of all advances due under this Note and the balance on account of the principal due under this Note.

     This Note has been executed and delivered subject to the following terms and conditions:

     (1) Advances. All advances shall be due and payable on the Termination Date. The Bank is authorized (but not required) to charge principal and interest and all other amounts due under this Note to any account of the Borrower with the Bank when and as it becomes due. If any advance is made, the Bank may, at its option, record on the books and records of the Bank or endorse on Schedule 1 hereto, an appropriate notation evidencing any advance, each repayment on account of the principal thereof, and the amount of interest paid; and the Borrower authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records or on said Schedule 1, as applicable, as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this Note, absent manifest error. In the event the amount shown on Schedule 1 conflicts with the amount noted as due pursuant to the books and records of the Bank, the books and records of the Bank shall control the disposition of the conflict.

     (2) Interest. Interest shall be payable monthly beginning January 1, 1995, and continuing thereafter on the same day of each succeeding month and on the Termination Date. Changes in the rate of interest resulting from changes in the Base Rate shall take place immediately without notice or demand of any kind. Interest on this Note shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed. Upon default or after maturity or after judgment has been rendered on this Note, the unpaid principal balance of all advances shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable. If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Bank to the Borrower, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

     (3) Additional Payments. If the Bank shall deem applicable to this Note (including, in each case, any borrowed and any unused portion thereof), any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable to this Note or cause this Note to be included in any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Bank any cost that is attributable to the maintenance thereof, then, and in each such event, the Borrower shall promptly pay the Bank, upon its demand, such amount as will compensate the Bank for any such cost, which determination may be based upon the Bank's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Bank may be imposed upon the Borrower periodically for so long as any such cost is deemed applicable by the Bank, in an amount determined by the Bank to be necessary to compensate the Bank for any such cost, which determination may be based upon the Bank's reasonable allocation of the aggregate of such costs resulting from such events. The determination by the Bank of the existence and amount of any such costs shall, in the absence of manifest error, be conclusive.

     (4) Late Charge. The Bank may collect a late charge not to exceed five (5) percent of any installment of interest or principal, or of any other amount due to the Bank which is not paid or reimbursed by the Borrower within fifteen (15) days of the due date thereof to defray the extra cost and expense involved in handling such delinquent payment and the increased risk of non-collection. The minimum late charge shall be $15.00.

     (5) Review Fee. The Borrower agrees to pay to the Bank a review fee to defray the Bank's expense involved in continuing to review the condition of the Borrower and determining whether the Bank will make requested advances to the Borrower. The review fee shall be payable on a quarterly basis, commencing on January l, 1995 and on the Termination Date and be in an amount equal to $1,875.00.

     (6) Prepayment. The Borrower has the right to pay before due the unpaid balance of this Note or any part thereof without penalty or premium. If, at any time, the aggregate principal amount of all advances outstanding under this Note shall exceed the maximum amount permitted by this Note, the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note. All such prepayments will be applied first to the payment of accrued interest to the date of the prepayment and the remainder to the principal balances of this Note.

     (7) Financial Statements; Notice of Default. The Borrower shall deliver to the Bank (a) within forty-five (45) days after close of each of the first three quarters of each fiscal year of the Borrower, if the Borrower is a corporation or partnership, or within forty-five (45) days after close of each of the first three calendar quarters, if the Borrower is a natural person, a balance sheet of the Borrower as of the close of each quarter and statements of income and retained earnings for that portion of the year-to-date then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding period or containing disclosure of the effect on financial position or results of operations of any change in the application of generally accepted accounting principles during the period, and, if a corporation or partnership, certified by the president or the chief financial officer of the Borrower or, if a natural person, signed by the Borrower, as accurate, true and complete; (b) within ninety (90) days after the close of each fiscal year of the Borrower, if the Borrower is a corporation or partnership, or within ninety (90) days after the end of each calendar year, if the Borrower is a natural person, financial statements including, a balance sheet as of the close of such year and statements of income and retained earnings and cash flows for the year then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the year and accompanied by a report thereon, containing an opinion, unqualified as to scope, of a firm of independent certified public accountants selected by the Borrower and acceptable to the Bank; (c) simultaneously with the delivery of the financial statements required in paragraph 7(a) and 7(b) above, a Certificate of Compliance certifying that, as at the end of the applicable period, the Borrower is in full compliance with all affirmative, negative and financial covenants set forth in this Note and in any document, instrument or agreement governing, evidencing or securing this Note and certified by the president or chief financial officer of the Borrower, if a corporation or partnership, or signed by the Borrower, if a natural person, as accurate, true and complete; (d) promptly upon the Bank's written request, such other information about the financial condition, business and operations of the Borrower or any endorser or guarantor of this Note (herein a "Guarantor") as the Bank may from time to time, reasonably request; (e) within ninety (90) days after the close of each fiscal year of the Borrower, if the Borrower is a corporation or partnership, or within ninety (90) days after the end of each calendar year, if the Borrower is a natural person, the most recent year end balance sheet and statement of income and retained earnings of each Guarantor in form and detail satisfactory to the Bank, signed by such Guarantor and certified as true, accurate and complete or, if the Guarantor is a natural person, personal financial statements in form and detail satisfactory to the Bank and such Guarantor's federal income tax return and all schedules thereto, signed and dated and filed with the Internal Revenue Service; and (f) promptly on becoming aware of any Event of Default (as herein defined), or any event but for the giving of notice or the passage of time would constitute an Event of Default, notice thereof, in writing.

     (8) Covenants. Unless the Bank otherwise consents in writing.

     (9) Financial Covenants. Unless the Bank otherwise consents in writing:

     (a) Definitions. As used in this paragraph 9, the following terms shall have the following meanings:

     Capital Assets means assets that in accordance with GAAP are required or permitted to be depreciated or amortized on Borrower's balance sheet.

     Capital Expenditures ("Cap X") means, for any period, the aggregate amount of all expenditures for the acquisition, construction, improvement, replacement or purchase of Capital Assets and Intangible Assets, including, but not limited to, expenditures under Capital Leases.

     Capital Leases means capital leases, conditional sales contracts and other title retention agreements relating to the purchase or acquisition of Capital Assets.

     Current Maturity of Long-Term Debt ("CMLTD") means the current maturity of long term Indebtedness paid during the applicable period, including, but not limited to, amounts required to be paid during such period under Capital Leases.

     Current Ratio means the ratio of Total Current Assets to Total Current Liabilities.

     Debt Service and Capital Expenditures Coverage Ratio means, during the applicable period, that quotient equal to (A) the aggregate of (i) Earnings Before Interest, Taxes, Depreciation and Amortization plus or minus (ii) change in Working Capital, with increases in Working Capital to be subtracted from Earnings Before Interest, Taxes, Depreciation and Amortization and decreases in Working Capital to be added to Earnings Before Interest, Taxes, Depreciation and Amortization, minus (iii) Capital Expenditures and minus (iv) Dividends, divided by (B) the sum of (i) Interest and (ii) Current Maturity of Long-Term Debt; that is,

            EBITDA +/- change in Working Capital - Cap X - Dividends
            --------------------------------------------------------
                                Interest + CMLTD

     Debt Service and Unfinanced Capital Expenditures Coverage Ratio means, during the applicable period, that quotient equal to (A) the aggregate of (i) Earnings Before Interest, Taxes, Depreciation and Amortization plus or minus
(ii) change in Working Capital, with increases in Working Capital to be subtracted from Earnings Before Interest, Taxes, Depreciation and Amortization and decreases in Working Capital to be added to Earnings Before Interest, Taxes, Depreciation and Amortization, minus (iii) Unfinanced Capital Expenditures and minus (iv) Dividends, divided by (B) the sum of (i) Interest and (ii) Current Maturity of Long-Term Debt; that is,

       EBITDA +/- change in Working Capital - Unfinanced Cap X - Dividends
       -------------------------------------------------------------------
                                Interest + CMLTD

     Earnings Before Interest and Taxes means, for the applicable period, income from continuing operations before the payment of interest and taxes determined in accordance with GAAP.

     Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") means, for the applicable period, income from continuing operations before the payment of interest and taxes plus depreciation and amortization determined in accordance with GAAP.

     GAAP means generally accepted accounting principles in the United States of America, as from time to time in effect; provided, however, that for purposes of compliance with this paragraph 9 and the related definitions, GAAP means such principles as in effect on the date of the preparation and delivery of the financial statements described in paragraph 7 of this Note and consistently followed, without giving effect to any subsequent changes other than changes consented to in writing by the Bank.

     Indebtedness means all obligations that in accordance with GAAP should be classified as liabilities upon Borrower's balance sheet as liabilities or to which reference should be made by footnotes thereto.

     Intangible Assets means assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, tradenames and copyrights.

     Interest means, for the applicable period, all interest paid or payable, including, but not limited to, interest paid or payable on Indebtedness and on Capital Leases, determined in accordance with GAAP.

     Interest Coverage Ratio means the ratio of Earnings Before Interest and Taxes to Interest.

     Quick Ratio means the quotient equal to (A) the aggregate of (i) cash and currency on hand and on deposit, demand deposits and checks held, plus (ii) short term, highly liquid investments that are readily convertible to known amounts of cash, plus (iii) marketable securities plus (iv) accounts receivable less allowances for doubtful accounts receivable, divided by (B) Total Current Liabilities.

     Tangible Net Worth means Total Assets minus the sum of (i) Intangible Assets and (ii) Total Liabilities.

     Total Assets means total assets determined in accordance with GAAP.

     Total Current Assets means total current assets determined in accordance with GAAP.

     Total Current Liabilities means total current Indebtedness determined in accordance with GAAP.

     Total Liabilities means total Indebtedness determined in accordance with GAAP.

     Unfinanced Capital Expenditures ("Unfinanced Cap X") means Capital Expenditures minus new long term Indebtedness issued during the applicable period plus the aggregate amount of all long term Indebtedness prepaid during such period.

     Working Capital means Total Current Assets less Total Current Liabilities.

     (b) Accounting Terms. Unless otherwise defined or specified in this paragraph 9, all accounting terms shall be construed and all accounting determinations shall be made in accordance with GAAP.

     (c) Calculation of Financial Covenants. The calculation of the financial covenants set forth below shall be measured against the Borrower's financial statements required to be delivered to the Bank pursuant to paragraph 7 of this Note as follows (SELECT ONE OR BOTH):

       [x] On a Consolidated basis.    [ ] On an Unconsolidated basis.

     (d) Working Capital. The Borrower shall not permit Borrower's Working Capital, for the applicable periods, to fall below the dollar amount set for
such period:    N/A

For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________; and
For the ___ month period ending ________ , and thereafter  $_______________;

     (e) Current Ratio. The Borrower shall not permit Borrower's Current Ratio, for the applicable periods, to be less than the ratio set for such period:

For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0; and
For the  3  month period ending 12/31/94 , and thereafter      1.00  to 1.0;

     (f) Quick Ratio. The Borrower shall not permit Borrower's Quick Ratio, for the applicable periods, to be less than the ratio set for such period: N/A

For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0; and
For the ___ month period ending ________ , and thereafter __________ to 1.0;

     (g) Net Worth. The Borrower shall not permit Borrower's Net Worth, for the applicable periods, to fall below the dollar amount set for such period:

For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________; and
For the  3  month period ending 12/31/94 , and thereafter  $18,500,000 ;

     (h) Capital Expenditures. The Borrower shall not permit Borrower's Capital Expenditures, for the applicable periods, to exceed the dollar amount set for
such period:   N/A

For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________;
For the ___ month period ending ________ ,                 $_______________; and
For the ___ month period ending ________ , and thereafter  $_______________;

     (i) Total Liabilities to Net Worth Ratio. The Borrower shall not permit the ratio of Borrower's Total Liabilities to Net Worth, for the applicable periods, to exceed the ratio set for such period:

For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0;
For the ___ month period ending ________ ,                __________ to 1.0; and
For the  3  month period ending 12/31/94 , and thereafter      0.75  to 1.0;

     (j) Debt Service and Capital Expenditures Coverage Ratio. The Borrower shall not permit Borrower's Debt Service and Capital Expenditures Coverage Ratio, during the applicable periods, to be less than the ratio set for such
period:   N/A

During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0; and
During the ___ month period ending ________ , and thereafter _______ to 1.0;

     (k) Debt Service and Unfinanced  Capital  Expenditures  Coverage Ratio. The
Borrower shall not permit Borrower's Debt Service and Unfinanced Capital Expenditures Coverage Ratio, during the applicable periods, to be less than the ratio set for such period: N/A

During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0; and
During the ___ month period ending ________ , and thereafter _______ to 1.0;

     (l)  Interest  Coverage  Ratio.  The Borrower  shall not permit  Borrower's
Interest Coverage Ratio, during the applicable periods, to be less than the ratio set for such period: N/A

During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0;
During the ___ month period ending ________ ,                _______ to 1.0; and
During the ___ month period ending ________ , and thereafter _______ to 1.0;

     (m) Other. In the event that the borrower incurs or permits to exist any lien, mortgage, security interest, pledge, charge or other encumbrance of $1,000,000 or greater, against any of its property or assets, whether owned or hereafter acquired, or merges or consolidates with or into any other person, firm or corporation or purchases or otherwise acquires all or a material portion of the stock or assets of any other person, firm or corporation, the borrower will provide the Bank with written notification within 30 days of such event.

     (10) Events of Default; Remedies. Each of the following shall constitute an "Event of Default" hereunder:

     (a) Failure to make due payment of principal or interest on the Note or in the payment of any other liability owing by the Borrower to the Bank, now existing or hereinafter incurred, whether direct or contingent; or

     (b) Failure by the Borrower to observe or perform any covenant contained in this Note, or any of its obligations under any document, instrument or agreement governing, evidencing or securing this Note; or

     (c) Any representation or warranty made by the Borrower or any Guarantor to the Bank or any statement, certificate or other data furnished by any of them in connection herewith proves at any time to be incorrect in any material respect; or

     (d) Any levy, seizure, attachment, execution or similar process shall be issued or levied on any of the Borrower's or any Guarantor's property; or

     (e) The Borrower or any Guarantor shall (i) apply for or consent to the appointment of a receiver, conservator, trustee or liquidator of all or a substantial part of any of its assets; (ii) be unable, or admit in writing its inability, to pay its debts as they mature; (iii) file or permit the filing of any petition, case, arrangement, reorganization, or the like under any insolvency or bankruptcy law, or the adjudication of it as a bankrupt, or the making of an assignment for the benefit of creditors or the consenting to any form of arrangement for the satisfaction, settlement or delay of debt or the appointment of a receiver for all or any part of its properties; or (iv) take any action for the purpose of effecting any of the foregoing; or

     (f) An order, judgment or decree shall be entered, or a case shall be commenced, against the Borrower or any Guarantor, without the application, approval or consent of the Borrower or such Guarantor by or in any court of competent jurisdiction, approving a petition or permitting the commencement of a case seeking reorganization or liquidation of the Borrower or any Guarantor or appointing a receiver, trustee, conservator or liquidator of the Borrower or any Guarantor, or of all or a substantial part of its assets and Borrower or any Guarantor, by any act, indicates its approval thereof, consent thereto, or acquiescence therein, or such order, judgment, decree or case shall continue unstayed and in effect for any period of thirty (30) consecutive days; or

     (g) A Borrower or Guarantor who is a natural person shall die; or

     (h) Failure by the Borrower or by any Guarantor to pay or perform any other indebtedness or obligation whether contingent or otherwise, or if any such other indebtedness or obligation shall be accelerated, or if there exists any event of default under any instrument, document or agreement governing, evidencing or securing such other indebtedness or obligation; or

     (i) The Bank believes that any material adverse change in the assets, liabilities, financial condition or business of the Borrower or any Guarantor has occurred since the date of any financial statements delivered to the Bank before or after the date of this Note; or

     (j) If, at any time, the Bank believes in good faith that the prospect of payment of any obligation or the performance of any agreement of the Borrower or any Guarantor is impaired, or there is such a change in the assets, liabilities, financial condition or business of the Borrower or any Guarantor as the Bank believes in good faith impairs the Bank's security (if any) or increases its risk of non-collection;

     then, upon the occurrence of any Event of Default, the availability of advances hereunder shall, at the option of the Bank, be deemed to be automatically terminated and the Bank, at its option, may declare all advances outstanding hereunder, together with accrued interest thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank to be forthwith due and payable, whereupon the same shall become forthwith due and payable; all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other notice or demand of any kind, all of which are expressly waived by the Borrower and by each Guarantor.

     (11) Lien and Set Off. The Borrower and each Guarantor hereby give the Bank a lien and right of set off for all of Borrower's and each Guarantor's liabilities and obligations upon and against all the deposits, credits, collateral and property of the Borrower and each Guarantor, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of Shawmut National Corporation or in transit to any of them. At any time, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower or any Guarantor even though unmatured.

     (12) Prejudgment Remedy Waiver. BORROWER AND EACH GUARANTOR (1) ACKNOWLEDGE THAT THE ADVANCES EVIDENCED BY THIS NOTE ARE PART OF A COMMERCIAL TRANSACTION AND (2) TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW, WAIVE THE RIGHT ANY OF THEM MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF ANY HOLDER OF THIS NOTE TO ANY REMEDY OR COMBINATION OF REMEDIES THAT ENABLES SAID HOLDER, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN, TO DEPRIVE BORROWER OR ANY GUARANTOR OF ANY OF THEIR PROPERTY, AT ANY TIME, PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS NOTE.

     (13) Jury Trial Waiver. THE BANK, THE BORROWER AND EACH GUARANTOR IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE BANK, THE BORROWER OR ANY GUARANTOR IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE.

     (14) Joint and Several Obligations; Miscellaneous. This Note shall be the joint and several obligation of Borrower and each Guarantor and each provision of this Note shall apply to each and all jointly and severally and to the property and liabilities of each and all, who hereby waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of dishonor, and who hereby agree to any extension or delay in the time for payment or enforcement, to renewal of this Note and to any substitution or release of any collateral, all without notice and without any effect on their liabilities. Any delay on the part of the holder hereof in exercising any right hereunder or under any mortgage or security agreement which may secure this Note shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of a subsequent default. The rights and remedies of the holder hereof shall be cumulative and not in the alternative, and shall include all rights and remedies granted herein, in any document, instrument or agreement governing, evidencing or securing this Note and under all applicable laws. This Note is the final, complete and exclusive statement of the terms governing this Note. If any provision of this Note shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected. The provisions of this Note shall bind the heirs, executors, administrators, assigns and successors of each and every Borrower and each Guarantor and shall inure to the benefit of Bank, its successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

     (15) Acknowledgement of Borrower. Borrower acknowledges receipt of a copy of this Note, and attests that each advance is to be used for general commercial purposes and that no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     IN WITNESS WHEREOF, the Borrower has executed, or caused this Note to be duly executed, as a sealed instrument Witness:


                                            (Signature)
- --------------------------------------    --------------------------------------
                                            Print name of individual Borrower


                                            (Signature)
- --------------------------------------    --------------------------------------
                                            Print name of individual Borrower



                                                     ZYGO Corporation
                                          --------------------------------------
                                                Print name of corporate or
                                                   partnership Borrower

/s/ Joseph C. Guarino                     /s/  Mark J  Bonney
- --------------------------------------    --------------------------------------
    Joseph C. Guarino                     By:  Mark J  Bonney
                                          Its: Vice President

                            Guaranty and Endorsement

     IN CONSIDERATION OF the advances or other extensions of credit or accommodations evidenced by the within note, the undersigned (if more than one, jointly and severally) hereby unconditionally guarantee(s) to SHAWMUT BANK CONNECTICUT, N.A. and every subsequent holder of said note, irrespective of the genuineness, validity, regularity or enforceability thereof or of any security therefor, or of the existence or extent of any such security, or of any other circumstance, the prompt payment of said note and of all sums stated therein to be payable, when due, at maturity, by acceleration or otherwise. Each signature hereto is intended also as an endorsement of the within note, and the undersigned hereby agree to be bound by all of the terms and conditions of said note that pertain to guarantors and endorsers.

     The undersigned further agree to pay all costs and expenses, including attorneys' fees, arising out of or with respect to the validity, enforceability, defense or preservation of this Guaranty and Endorsement.

     The undersigned further guarantee that all payments made by the Borrower to the Bank with respect to any liabilities hereby guarantied will, when made, be final and agree that if any such payment is recovered from or repaid by the Bank in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty and Endorsement shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such liabilities. The undersigned hereby waive any claim, right or remedy which the undersigned may now have or hereafter acquire against the Borrower or any of its assets or property that arises hereunder or from the performance by the undersigned hereunder, including without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy that the Bank may have against the Borrower or any collateral for the liabilities of the Borrower which the Bank now has or hereafter acquires, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law or otherwise.

     Upon any default of the Borrower, the liability of the undersigned shall be effective immediately and payable on demand without any suit or action against the Borrower. No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right; a waiver on one occasion shall not be a bar to or waiver of any right on any other occasion.

     The liability of the undersigned with respect to any liability shall not be terminated by, and the undersigned assents to any extension or postponement of the time of payment or any other indulgence, any modification, waiver or amendment of the terms of any agreement relating to liabilities, any substitution, exchange or release of collateral, the addition or release of any party primarily or secondarily liable including any of the undersigned, whether or not notice thereof is given to the undersigned. The Bank shall have no duty to collect or protect any collateral or any income thereon, nor to preserve any rights against other parties, and the Bank may proceed under this Guaranty and Endorsement immediately upon Borrower's default without resorting to or regard to any collateral or any other guaranty or source of payment.


                                            (Signature)
- --------------------------------------    --------------------------------------
        Print name of corporate             Print name of individual guarantor
        or partnership guarantor


                                            (Signature)
- --------------------------------------    --------------------------------------
   By:                                      Print name of individual guarantor
   Its: